Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2023, as filed by Eve Holding, Inc. with the Securities and Exchange Commission on the date hereof (the “Report”), André Duarte Stein, Co-Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eve Holding, Inc.

Date: May 9, 2023

/s/ André Duarte Stein
André Duarte Stein Co-Chief Executive Officer (Co-Principal Executive Officer)